Exhibit 99.2

 South Plains Financial  Second Quarter 2022  Earnings Presentation  July 22, 2022

 Safe Harbor Statement and Other Disclosures   FORWARD-LOOKING STATEMENTS  This presentation contains, and future oral and written statements of South Plains Financial, Inc. (“South Plains” or the “Company” or “SPFI”) and City Bank (“City Bank” or the “Bank”) may contain, statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to, among other things, the ongoing COVID-19 pandemic, future events and South Plains’ financial performance. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of South Plains and City Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, local, regional, national and international economic conditions, the extent of the impact of the COVID-19 pandemic (and any current or future variant thereof), including the impact of actions taken by governmental and regulatory authorities in response to such pandemic, such as the Coronavirus Aid, Relief, and Economic Security Act and subsequent related legislations, and the programs established thereunder, and City Bank’s participation in such programs, volatility of the financial markets, changes in market interest rates, the persistence of the inflationary environment in the United States and our market areas, regulatory considerations, competition and market expansion opportunities, changes in non-interest expenditures or in the anticipated benefits of such expenditures, the receipt of required regulatory approvals, changes in non-performing assets and charge-offs, adequacy of loan loss reserves, changes in tax laws, current or future litigation, regulatory examinations or other legal and/or regulatory actions, the impact of any tariffs, terrorist threats and attacks, acts of war or threats thereof or other pandemics. Due to these and other possible uncertainties and risks, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. For more information about these factors, please see South Plains’ reports filed with or furnished to the U.S. Securities and Exchange Commission (the “SEC”), including South Plains’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the SEC, including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.  NON-GAAP FINANCIAL MEASURES  Management believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in its business and operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, SPFI’s reported results prepared in accordance with GAAP. Numbers in this presentation may not sum due to rounding.  2

 Today’s Speakers   Curtis C. Griffith Chairman & Chief Executive Officer  Elected to the board of directors of First State Bank of Morton, Texas, in 1972 and employed by it in 1979  Elected Chairman of the First State Bank of Morton board in 1984  Chairman of the Board of City Bank and the Company since 1993  Steven B. Crockett Chief Financial Officer & Treasurer  Appointed Chief Financial Officer in 2015  Previously Controller of City Bank and the Company for 14 and 5 years respectively  Began career in public accounting in 1994 by serving for seven years with a local firm in Lubbock, Texas  Cory T. Newsom President  Entire banking career with the Company focused on lending and operations  Appointed President and Chief Executive Officer of the Bank in 2008  Joined the Board in 2008  3

 Second Quarter 2022 Highlights  Diluted earnings per share was $0.88 per share, an increase of 13% as compared to $0.78 per share in 1Q’22   Earnings growth primarily driven by a 20.8% annualized increase in loans HFI as compared to 1Q’22 as recently hired lenders ramp their loan portfolios combined with a continued focus on organic growth   Seeing broad strength across major markets of Dallas, Houston and El Paso which experienced a 28.0% annualized increase in loans HFI to $819.4 million  Inflection point quarter as our Mortgage Banking business has largely moderated at 15% of total revenues  Visibility on second half 2022 earnings growth has improved given strong second quarter loan growth combined with moderating Mortgage Banking operations  Credit continues to improve as nonperforming assets to total assets declined to 20 bps in 2Q’22 from 33bps in 1Q’22  Repurchased 257,000 shares in 2Q’22 as compared to 106,000 shares in 1Q’22     Organic Loan Growth   20.8% Annualized  Loans Held for Investment  (“HFI”) $2.58 B  Net Income   $15.9 M  EPS - Diluted  $0.88  Net Interest Margin (1)  4.02%  Average Yield on Loans  5.57%  ROAA  1.61%  Efficiency Ratio   64.0%  4  Source: Company documents  (1) Net interest margin is calculated on a tax-equivalent basis

 Loan Portfolio  2Q'22 Highlights  Loans HFI increased $126.9 million from 1Q’22, primarily due to:  $148.2 million organic net loan growth. Remains relationship-focused with largest growth in commercial real estate, residential mortgage loans, and consumer auto loans.  SBA forgiveness and repayments of $21.3 million in Paycheck Protection Program (“PPP”) loans   Loans HFI increased $277.0 million from 2Q’21  2Q'22 yield on non-PPP loans of 5.47%; an increase of 73 bps compared to 1Q’22. Includes $4.4 million of income on large loan recoveries and prepayment penalties during 2Q’22, which equated to 70bps of yield.  Total Loans HFI  $ in Millions  Source: Company documents  5

  Attractive Markets Poised for Organic Growth  Note: Tangible book value per share is a non-GAAP measures. See appendix for   the reconciliation to GAAP   El Paso Basin  Dallas / Ft. Worth1  Population of 865,000+  Adjacent in proximity to Juarez, Mexico’s growing industrial center and an estimated population of 1.5 million people  Home to four universities including The University of Texas at El Paso  Focus on commercial real estate lending  Largest MSA in Texas. Steadily expanding population that accounts for over 26% of the state’s population  Attractive location for companies interested in relocating to more efficient economic environments   Major U.S. Airport hub and large corporations in diversified sectors including financial services, transportation, energy and technology  Focus on commercial real estate lending  Houston   Second largest MSA in Texas and fifth largest in the nation  Called the “Energy Capital of the World,” the area also boasts the world’s largest medical center and second busiest port in the U.S  Leading corporations across a variety of industries propelling growth through new entrants and diversification  Focus on commercial real estate lending  Lubbock Basin  Population in excess of 320,000 with major industries in agribusiness, education, and trade among others  Home of Texas Tech University – enrollment of 40,000 students  Focus on community bank approach and expanding local relationships  6

 Metropolitan Loan Growth  2Q'22 Highlights  Loans HFI in Dallas, Houston and El Paso totaled $819.4 million in 2Q’22 an increase of 28.0% from 1Q’22  Expansion of lending team across the Company’s MSA’s is driving accelerated loan growth  Existing infrastructure in Dallas, Houston and El Paso can support further growth  Have ample liquidity to fund further growth as we continue to redeploy our low cost deposits into higher yielding loans  New lenders continue to ramp more quickly than anticipated reaching breakeven ahead of plan, on average  Total Metropolitan Loans  $ in Millions  Source: Company documents  7  5.00%

 Loan HFI Portfolio  Loan Mix  Loan Portfolio ($ in millions)     6/30/22  Commercial C&D  $   116.5  Residential C&D      256.5   CRE Owner/Occ.  264.7  Other CRE Non Owner/Occ.      462.5   Multi-Family      123.7   C&I      385.5   Agriculture      178.3   1-4 Family      407.9   Auto      299.7   Other Consumer      78.1   PPP      7.1            Total  $  2,580.5  Source: Company documents  Fixed vs. Variable Rate at 6/30/22  8

 Indirect Auto Overview  Indirect Auto Highlights  Total indirect auto loans increased $40.8 million in 2Q’22 to $280.4 million, compared to 1Q’22  Expanded footprint through the addition of several high quality auto dealerships  Disciplined underwriting approach to selectively grow indirect auto lending portfolio   Strong credit quality in sector positioned for resiliency across economic cycles:  Credit Score 690+: $217.4 million  Credit Score 635-689: $52.2 million  Credit Score Below 635: $10.6 million  Indirect Auto Credit Breakdown  Source: Company documents  9

 Mortgage Banking Overview  Mortgage Banking Activity  $ in Millions  2Q'22 Highlights  Inflection point quarter as mortgage banking activity is moderating  Mortgage loan originations decreased 12% in 2Q'22 compared to 1Q’22  Have aggressively managed the decline in volumes since the peak through expense and headcount reduction  Mortgage servicing rights – a positive fair value adjustment of $1.2 million in 2Q'22, compared to $4.5 million in 1Q’22.   Source: Company documents  10

 Noninterest Income Overview  Noninterest Income  $ in Millions  2Q'22 Highlights  Mortgage banking revenues have largely moderated at 15% of total Bank revenues  Noninterest income of $18.8 million, compared to $23.7 million in 1Q’22; this decline is primarily due to $5.0 million decrease in mortgage banking activities revenue aligns with our forecast based upon the mortgage market’s return to more historical levels  Growth in bank card services and interchange fees, partially offset by a decrease in service charges on deposits  Source: Company documents  11

 Diversified Revenue Stream  Six Months Ended June 30, 2022  Total Revenues  $109.6 million  Noninterest Income  $42.5 million  Source: Company documents  12

 Net Interest Income and Margin  Net Interest Income & Margin  $ in Millions  2Q'22 Highlights  Net interest income of $37.1 million, compared to $29.9 million in 1Q’22  2Q'22 net interest margin, calculated on a tax-equivalent basis (“NIM”), of 4.02% and an increase of 69 bps compared to 1Q’22:  $66.7 million increase in average loans outstanding  Includes $4.4 million of income on large loan recoveries and prepayment penalties during 2Q’22, which equated to 48bps of NIM  21 bps NIM increase from loan growth, liquidity redeployment, and rising interest rates  Source: Company documents  13  3.54%

 Deposit Portfolio  Total Deposits  $ in Millions  2Q'22 Highlights  Total deposits of $3.43 billion at 2Q'22, a decrease of approximately $24 million from 1Q'22  Decrease was primarily due to large tax payments made during the quarter  Cost of interest-bearing deposits increased in 2Q'22 to 42 bps from 34 bps in 4Q’21  Noninterest-bearing deposits represented 34.9% of deposits in 2Q'22, compared to 32.8% in 1Q'22  Source: Company documents  14

 Credit Quality  2Q'22 Highlights  Credit Quality Ratios  The Company did not record a provision for loan losses in the second quarter of 2022, compared to a negative provision for loan losses of $2.1 million in 2Q’21  The Company continued to experience improving credit metrics in the loan portfolio during the second quarter of 2022, specifically in the hotel segment  Ratio of Allowance for Loan Losses (“ALLL”) to loans HFI was 1.54% at 6/30/22  Net Charge-Offs to Average Loans  ALLL to Total Loans HFI  Source: Company documents  15

 Investment Securities  2Q'22 Highlights  Investment Securities totaled $763.9 million at 6/30/2022, a decrease of $29.4 million from 1Q’22  All municipal bonds are in Texas  All MBS, CMO, and Asset Backed securities are U.S. Government or GSE  Duration – 6.87 years  2Q’22 yield – 2.19%  1Q'22 Securities Composition  $763.9  million  Securities & Cash  $ in Millions  Source: Company documents  16

 Noninterest Expense and Efficiency  Noninterest Expense  $ in Millions  2Q'22 Highlights  Noninterest expense for 2Q’22 decreased $1.9 million from 1Q’22 primarily due to:  Lower mortgage commissions and other variable mortgage-based expenses due to the reduction in mortgage loan originations  Partially offset by additional commercial lenders hired as part of a planned initiative and increased incentive-based compensation based on strong results in the quarter  Source: Company documents  17

 Balance Sheet Growth and Development  Balance Sheet Highlights  $ in Millions  Tangible Book Value Per Share  Note: Tangible book value per share is a non-GAAP measure. See appendix for the   reconciliation to GAAP   Source: Company documents  18

 Strong Capital Base  Tangible Common Equity to Tangible Assets Ratio  Common Equity Tier 1 Ratio  Tier 1 Capital to Average Assets Ratio  Total Capital to Risk-Weighted Assets Ratio  Source: Company documents  Note: Tangible common equity to tangible assets is a non-GAAP measure. See appendix for the reconciliation to GAAP   19

 SPFI’s Core Purpose and Values Align: Centered on Relationship Based Business  Our Core Purpose is:   To use the power of relationships to help people succeed and live better  HELP [ALL STAKEHOLDERS] SUCCEED  Employees  great benefits and opportunities to grow and make a difference.  Customers  personalized advice and solutions to achieve their goals.  Partners  responsive, trusted win-win partnerships enabling both parties to succeed together.  Shareholders  share in the prosperity and performance of bank.  THE POWER OF RELATIONSHIPS  At SPFI, we build lifelong, trusted relationships so you know you always have someone in your corner that understands you, cares about you, and stands ready to help.   LIVE BETTER  We want to help everyone live better.   At the end of the day, we do what we do to help enhance lives. We create a great place to work, help people achieve their goals, and invest generously in our communities because there’s nothing more rewarding then helping people succeed and live better.   20

 Appendix  21

 Non-GAAP Financial Measures  Source: Company documents  22  As of and for the quarter ended     June 30,  2022     March 31,  2022     December 31,  2021     September 30,  2021     June 30,  2021  Pre-Tax, Pre-Provision Income                                            Net income  $  15,936     $  14,278     $  14,614     $  15,190     $  13,650  Income tax expense     4,001        3,527        3,631        3,716        3,422  Provision for loan losses     -        (2,085)        -        -         (2,007)                                Pre-tax, pre-provision income  $  19,937     $  15,720     $  18,245     $  18,906     $  15,065  As of the quarter ended     June 30,  2022     March 31,  2022     December 31,  2021     September 30,  2021     June 30,  2021  Tangible common equity                                         Total common stockholders' equity  $  364,026     $  387,068     $  407,427     $  398,276     $  392,815  Less:  goodwill and other intangibles     (24,620)        (25,011)        (25,403)        (25,804)        (26,226)                                   Tangible common equity  $  339,406     $  362,057     $  382,024     $  372,472     $  366,589                                   Tangible assets                                Total assets  $  3,974,772     $  3,999,744     $  3,901,855     $  3,774,175     $  3,712,915  Less:  goodwill and other intangibles     (24,620)        (25,011)        (25,403)        (25,804)        (26,226)                                   Tangible assets  $  3,950,152     $  3,974,733     $  3,876,452     $  3,748,371     $  3,686,689                                   Shares outstanding     17,417,094        17,673,407        17,760,243        17,824,094        18,014,398                                   Total stockholders' equity to total assets     9.16%     9.68%     10.44%     10.55%        10.58%  Tangible common equity to tangible assets     8.59%  9.11%  9.85%  9.94%        9.94%  Book value per share  $  20.90     $  21.90     $  22.94     $  22.34     $  21.81  Tangible book value per share  $  19.49     $  20.49     $  21.51     $  20.90     $  20.35